UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2017

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:  (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2017, at the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) of Liberty Property Trust (the “Trust”), the shareholders of the Trust voted on (1) the election of nine trustees to hold office until 2018, (2) an advisory vote to approve the compensation of the Trust’s named executive officers, (3) an advisory vote regarding the frequency of the voting on the compensation of the Trust’s named executive officers and (4) the ratification of the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2017.  The voting results on these proposals were as follows:

Proposal 1.  Election of nine trustees to hold office until 2018.

Nominee	Votes For	Withheld	Broker Non-Votes
Frederick F. Buchholz	112,749,806	5,776,111	5,339,879
Thomas C. DeLoach, Jr.	112,813,016	5,712,901	5,339,879
Katherine Elizabeth Dietze	108, 679,921	9,845,996	5,339,879
Antonio F. Fernandez	117,082,365	1,443,552	5,339,879
Daniel P. Garton	112,688,212	5,837,705	5,339,879
William P. Hankowsky	109,511,448	9,014,469	5,339,879
M. Leanne Lachman	113,772,829	4,753,088	5,339,879
David L. Lingerfelt	112,754,536	5,771,387	5,339,879
Fredric J. Tomczyk	116,582,536	1,943,381	5,339,879

Proposal 2.  Advisory vote to approve the compensation of the Trust’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,962,820	6,318,614	244,483	5,339,879

Proposal 3.  Advisory vote regarding the frequency of the voting on the compensation of the Trust’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
96,937,672	38,016	21,416,887	133,342	5,339,879

On May 18, 2017, following the 2017 Annual Meeting, the Board of Trustees determined that the advisory vote on the compensation of the Trust’s named executive officers would be held every year until the next vote on the frequency of such advisory vote.

Proposal 4.  Approval of the proposal to ratify the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,477,208	4,291,469	97,119	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

Dated: May 22, 2017